UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2005

PATH 1 NETWORK TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30928	13-3989885
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6215 Ferris Square, Suite 140, San Diego, California 92121

(Address of principal executive offices, with zip code)

(858) 450-4220

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

Item 3.02.	Unregistered Sales of Equity Securities.

On December 6, 2005, we entered into a Securities Purchase Agreement contemplating, and then immediately closed, a financing transaction (the “Transaction”) with Laurus Master Fund, Ltd. (“Laurus”), pursuant to which we issued to Laurus (i) a Secured Convertible Term Note in the principal amount of $2,100,000 (the “Laurus Note”), at par, which matures in 36 months, has a variable interest rate of 250 basis points above prime, requires monthly payments of accrued interest beginning January 1, 2006 and monthly payments of principal beginning March 1, 2006, and is convertible into shares of Common Stock at a fixed conversion price of $2.6316 per share (subject to possible future antidilution adjustment provisions), which is equal to the volume weighted average price of our Common Stock for the 10 days before the closing of the Transaction and (ii) a seven-year Common Stock Purchase Warrant for the purchase of 181,362 shares of Common Stock (the “Laurus Warrants”), with an exercise price of $2.89 per share. Under the Laurus Note we will, in certain circumstances, make scheduled payments of principal and interest in shares of Common Stock rather than in cash.

The Laurus Note is secured by substantially all our assets pursuant to a Master Security Agreement dated December 6, 2005.

Under a Registration Rights Agreement also dated December 6, 2005, we agreed to register for resale under the Securities Act of 1933 any shares of Common Stock that may in the future be issued by us to Laurus or Laurus’ assignees (i) upon conversion of the Laurus Note, (ii) as payment of principal or interest then due with respect to the Laurus Note and (iii) upon exercise of the Laurus Warrants.

We issued the securities in a private offering pursuant to Section 4(2) of the Securities Act of 1933, as amended.

We paid Laurus management and due diligence fees totaling $93,050. We paid Tsumani Trading Corp. a placement fee of $15,700.

Laurus is the lender under our revolving line of credit, which expires in February 2006. We currently have no outstanding borrowings under the revolving line of credit. Laurus also owns certain previous Path 1 warrants.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

Exhibit Number	Description of Document
10.93	Securities Purchase Agreement between us and Laurus Master Fund, Ltd., dated December 6, 2005.

10.94	Secured Convertible Term Note in favor of Laurus Master Fund, Ltd., dated December 6, 2005.

10.95	Common Stock Purchase Warrant to Purchase Shares of Common Stock in favor of Laurus Master Fund, Ltd., dated December 6, 2005.

10.96	Master Security Agreement among us, Path 1 Holdings Inc. and Laurus Master Fund, Ltd., dated December 6, 2005.

10.97	Registration Rights Agreement between us and Laurus Master Fund, Ltd., dated December 6, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATH 1 NETWORK TECHNOLOGIES INC.

Date: December 11, 2005	By:	/s/ THOMAS L. TULLIE
Thomas L. Tullie President Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Document
10.93	Securities Purchase Agreement between us and Laurus Master Fund, Ltd., dated December 6, 2005.

10.94	Secured Convertible Term Note in favor of Laurus Master Fund, Ltd., dated December 6, 2005.

10.95	Common Stock Purchase Warrant to Purchase Shares of Common Stock in favor of Laurus Master Fund, Ltd., dated December 6, 2005.

10.96	Master Security Agreement among us, Path 1 Holdings Inc. and Laurus Master Fund, Ltd., dated December 6, 2005.

10.97	Registration Rights Agreement between us and Laurus Master Fund, Ltd., dated December 6, 2005.